UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

AMG Funds

(Name of Registrant As Specified In Its Charter)

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600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

203-299-3500

www.amgfunds.com

AMG SouthernSun Small Cap Fund

AMG SouthernSun U.S. Equity Fund

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at

https://www.amgfunds.com/products/southernsun_small_cap_fund_sssfx.html

https://www.amgfunds.com/products/southernsun_us_equity_fund_ssefx.html

This information statement is being provided to the shareholders of AMG SouthernSun Small Cap Fund (the “Small Cap Fund”) and AMG SouthernSun U.S. Equity Fund (the “U.S. Equity Fund” and, together with the Small Cap Fund, each a “Fund” and collectively the “Funds”), each a series of AMG Funds, a Massachusetts business trust (the “Trust”), in lieu of a proxy statement, pursuant to the terms of an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Trust may rely. This exemptive order permits the Trust’s investment manager to hire unaffiliated subadvisers or materially amend subadvisory agreements with unaffiliated subadvisers with the approval of the Board of Trustees of the Trust (the “Board” or the “Trustees”), but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed to shareholders of the Funds on or about September 16, 2020.

I. SouthernSun Asset Management, LLC and the New Subadvisory Agreement

SouthernSun Asset Management, LLC (the “Subadviser” or “SouthernSun”) served as each Fund’s subadviser from its inception. Prior to August 13, 2020, SouthernSun was a majority-owned affiliate of Affiliated Managers Group, Inc. (“AMG”), the parent company of AMG Funds LLC (“AMGF” or the “Investment Manager”), the investment manager to the Funds. As of August 13, 2020, SouthernSun acquired AMG’s interest in SouthernSun (the “Transaction”). As a result, SouthernSun ceased to be an affiliate of AMG and AMGF and the Former Subadvisory Agreements (as defined below) terminated. The Transaction did not and is not expected to result in any change in the Funds’ investment objectives and investment strategies, the services provided to the Funds by SouthernSun prior to the Transaction, the fees and expenses for the Funds, or the Funds’ preexisting investment management team, structure and operations.

At a meeting held via telephone and video conference on June 24, 2020, the Board, including a majority of the Trustees who are not “interested persons” (within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), was informed that the Transaction may be deemed a change of control of SouthernSun, thereby constituting an assignment of the Funds’ then current subadvisory agreement between AMGF and SouthernSun dated March 31, 2014, as amended through the date of the Board meeting (the “Former Subadvisory Agreement”), which would terminate the Former Subadvisory Agreement in accordance with its terms and the 1940 Act. To maintain continuity in the provision of the subadvisory services to the Funds following the Transaction, the Board, and separately a majority of the Independent Trustees, approved a new subadvisory agreement between AMGF and SouthernSun with respect to the Funds, to take effect upon the closing of the Transaction (the “New Subadvisory Agreement”). The New Subadvisory Agreement took effect on August 13, 2020.

Description of the New Subadvisory Agreement

The terms of the New Subadvisory Agreement approved by the Board are not materially different from the terms of the Former Subadvisory Agreement (including with respect to the subadvisory fees), with certain exceptions. These exceptions are described below under “Comparison with Terms of the Former Subadvisory Agreement.”

Services

Under the New Subadvisory Agreement with respect to each Fund, SouthernSun agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current registration statement and subject to the supervision of the Investment Manager and the Board, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. SouthernSun will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. SouthernSun will also make its officers and employees available to meet with the Investment Manager’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions.

Under the New Subadvisory Agreement with respect to each Fund, SouthernSun will exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which SouthernSun has investment management responsibility; provided that such authority may be revoked in whole or in part by the Investment Manager at any time upon notice to SouthernSun; and provided, further, that the exercise of such authority shall be subject to review by the Investment Manager and the Board. SouthernSun will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as the Investment Manager or the Trust may designate from time to time. SouthernSun will provide such information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Investment Manager from time to time. SouthernSun will also have authority to select brokers or dealers to execute purchase and sale transactions for the Trust. As subadviser to each Fund, SouthernSun will be required to provide periodic and special reports as the Board may reasonably request with respect to matters relating to the duties of SouthernSun under the New Subadvisory Agreement.

Compensation

Under the Investment Management Agreement between the Trust and the Investment Manager with respect to each Fund, dated October 19, 1999, as thereafter amended (the “Management Agreement”), each Fund pays the Investment Manager a fee equal to 0.75% per annum of the average daily net assets of the Fund. From this fee, under the terms and conditions of both the Former Subadvisory Agreement and the New Subadvisory Agreement, the Investment Manager pays the Subadviser a gross investment subadvisory fee for each Fund equal to 0.60% per annum of the average daily net assets of such Fund. The Small Cap Fund paid the Investment Manager $1,203,746 and the U.S. Equity Fund paid the Investment Manager $1,219,253 under the Management Agreement for the fiscal year ended September 30, 2019. The Investment Manager paid SouthernSun $962,997 with respect to the Small Cap Fund and $975,403 with respect to the U.S. Equity Fund under the Former Subadvisory Agreement for the fiscal year ended September 30, 2019. There is no change in the management fee paid by each Fund as a result of the Transaction and the New Subadvisory Agreement. The fees paid to the Subadviser under the New Subadvisory Agreement are not paid by the Funds but are paid by the Investment Manager out of the management fees the Investment Manager receives from each Fund.

Comparison with Terms of the Former Subadvisory Agreement

As noted above, the terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement, except for the differences described in this paragraph. Among the differences between the agreements is that the New Subadvisory Agreement adds a provision that, where the effect of a requirement of the 1940 Act reflected in any provision of the New Subadvisory Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release. The Former Subadvisory Agreement could be terminated, without penalty, by the Board, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), or by the Investment Manager or by the Subadviser on 60 days’ written notice to the other party. By contrast, the New Subadvisory Agreement may be terminated, at any time without penalty, by the Investment Manager upon written notice to the Subadviser and the Trust, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) on not more than 60 days’ written notice to the Subadviser, or by the Subadviser upon 60 days’ written notice to the Investment Manager and the Trust.

The Board, and separately a majority of the Independent Trustees, most recently approved the continuation of the Former Subadvisory Agreement on June 25, 2020. The Former Subadvisory Agreement was last submitted to a vote of its shareholders on March 26, 2014, for the purpose of approving the adoption of the Former Subadvisory Agreement.

The New Subadvisory Agreement is attached as Exhibit A.

II. The Trust and its Management Agreement

Each Fund is a series of the Trust. Under the terms of the Management Agreement, the Investment Manager selects, subject to review and approval by the Trustees, one or more subadvisers to manage the investment portfolio of the Funds, reviews and monitors the performance of subadvisers, and recommends changes in the roster of subadvisers to the Trustees as appropriate. The Investment Manager also allocates the Funds’ assets among the Fund’s subadvisers, if applicable, and the portion of the Funds’ assets managed by a subadviser may be adjusted from time to time in the sole discretion of the Investment Manager. As compensation for its services, the Investment Manager receives a management fee from each Fund, and the Investment Manager is responsible for payment of all fees payable to the subadvisers of the Funds. The Funds, therefore, pay no fees directly to the subadvisers.

The Investment Manager recommends subadvisers for the Funds to the Trustees based upon the Investment Manager’s continuing quantitative and qualitative evaluation of the subadvisers’ skills in managing assets subject to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a subadviser, and the Investment Manager does not expect to make frequent changes of subadvisers.

At any given time, each subadviser serves pursuant to a separate subadvisory agreement between the Investment Manager and that subadviser. Generally, a subadviser does not provide any services to a Fund under the subadvisory agreement except portfolio investment management and related proxy voting and record-keeping services. A subadviser or an affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/markdowns, in connection with the transactions as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Trustees have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s subadviser participates. For underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.

Information about SouthernSun

The following is a description of the Subadviser, which is based solely on information provided by the Subadviser.

The Subadviser is located at 240 Madison Avenue, Suite 800, Memphis, Tennessee 38103. Founded in 1989, SouthernSun specializes in Small, SMID, and Global equities investment strategies. Across these asset classes, SouthernSun works creatively to source and execute investment opportunities characterized by financial flexibility, management adaptability and niche dominance. As of June 30, 2020, the firm managed $862 million.

SouthernSun Directors, Officers and Control Persons

As noted above, the Transaction did not and is not expected to result in any change in the Funds’ investment objectives and investment strategies or the services provided by SouthernSun to the Funds prior to the Transaction. Information about the chief officers, members and control persons of the Subadviser is set forth in the table below. Unless otherwise noted, the address of each individual or entity listed below is 240 Madison Avenue, Suite 800, Memphis, Tennessee 38103. The Subadviser is a limited liability company formed under the laws of the State of Delaware. The Subadviser is wholly owned by its employees, directly or indirectly.

Name	Title/Position
Michael W. Cook	Chief Executive Officer, Chief Investment Officer, Management Committee Member, Principal
William P. Halliday	Chief Operating Officer, Chief Compliance Officer, Principal, Management Committee Member
Michael S. Cross	Principal
Phillip W. Cook	Principal, Management Committee Member
John M. Roach	Chief Administrative Officer, Principal
Ashley P. McNeely	Chief Financial Officer
Tigertail Investment Company Limited Partnership	Member (Phillip W. Cook is the General Partner of this Limited Partnership and also an Indirect Owner of SouthernSun via this entity)
Oakthorpe Partners LLC	Member (Michael W. Cook is also an Indirect Owner of SouthernSun via this entity)

Portfolio Managers

Michael W. Cook is the portfolio manager of the Funds and is primarily responsible for the day-to-day management of the Funds. He is supported by SouthernSun’s investment team. Led by Mr. Cook, the team includes Phillip W. Cook, Michael S. Cross, S. Elliot Cunningham, James P. Dorman, Tread B. Thompson, and Andrew E. Willson, each of whom is a generalist. The investment team provides all analysis and company-specific research for current and future portfolio holdings in the Funds. Members of the team also provide input regarding portfolio management and construction; however, ultimate authority for all material investment decisions is maintained by the portfolio manager.

Michael W. Cook

Founder, Chief Executive Officer and Chief Investment Officer

Mr. Cook is the Founder, CEO, and Chief Investment Officer of SouthernSun Asset Management, Inc. (1989). In his over 35 years of experience as a research analyst and portfolio manager, he has developed a unique investment philosophy and process that serves as the core of SouthernSun’s strategies. Mr. Cook has appeared on CNBC, Fox Business News, and Bloomberg TV and has been featured in Bloomberg Markets Magazine, Barron’s, and The Wall Street Journal as well as several other widely respected investment-oriented publications.

Mr. Cook is an Associate Fellow and member of the Principal’s Inner Circle at Green Templeton College, University of Oxford. He serves on the Advisory Council of the Fogelman College of Business and Economics at the University of Memphis and on the boards of Cave Pictures Publishing, Omeq Medical, Thriving Cities Group and Kinrise Real Estate, Ltd. He is also the co-founder of LauraBelle Productions.

Phillip W. Cook

Principal

Mr. Cook joined SouthernSun in 2006. He is responsible for coordination of research and communication within the investment team and is responsible for the research and analysis of existing portfolio companies as well as new ideas. He also provides input on portfolio management and construction. Prior to joining SouthernSun, Mr. Cook served as the Analyst to the Chairman and CEO of Trivest Partners, a Miami-based private equity firm focused on middle-market LBOs. He received his B.S. in International Business, summa cum laude, from Auburn University. He also serves on the Board of Su Casa Family Ministries.

Michael S. Cross

Principal

Mr. Cross joined SouthernSun in 2008. His responsibilities include the research and analysis of investment opportunities, monitoring of existing portfolio companies, and he provides input on portfolio management and construction. Prior to joining SouthernSun, Mr. Cross was an officer of Cummins, Inc. and responsible for leading one of Cummins’ business units. He has global experience in Sales, Marketing, Finance, Accounting, Logistics, Operations and General Management. He was with Cummins, Inc. for 24 years. Mr. Cross received his B.S. from Vanderbilt University and an M.B.A. from Vanderbilt’s Owen School with concentrations in Finance, Accounting and

Management Information Systems. He has also passed the CPA exam. Mr. Cross serves on the Board of the Neighborhood Christian Center.

S. Elliot Cunningham

Principal

Mr. Cunningham joined SouthernSun in 2008. His responsibilities include the research and analysis of investment opportunities, monitoring of existing portfolio companies, and he provides input on portfolio management and construction. Prior to joining SouthernSun, Mr. Cunningham served as an Analyst for RMK Funds at Morgan Asset Management. He received his B.S. in Business Administration, magna cum laude, from Auburn University.

James P. Dorman, CFA

Principal

Mr. Dorman joined SouthernSun in 2010. His responsibilities include the research and analysis of investment opportunities, monitoring of existing portfolio companies, and he provides input on portfolio management and construction. Prior to joining SouthernSun, Mr. Dorman was the Managing Director of Finance at Mercury Investment Management and was a financial advisor in the Corporate Reporting department at FedEx Corporation. He began his career at PricewaterhouseCoopers LLP, where he focused on financial audits for both public and private companies in the financial services sector. Mr. Dorman received his bachelor’s degree in accounting from Auburn University and his M.B.A. from the University of Tennessee. He is a Chartered Financial Analyst (CFA) charterholder.

Tread B. Thompson

Principal

Mr. Thompson joined SouthernSun in 2014. His responsibilities include the research and analysis of investment opportunities, monitoring of existing portfolio companies, and he provides input on portfolio management and construction. Prior to joining SouthernSun, Mr. Thompson was an analyst at Mercer Capital, where he participated in the valuation of closely held operating businesses in a wide variety of industries and conducted related industry research. Mr. Thompson graduated from Vanderbilt University with a B.A. in History and subsequently received his M.S. in Accounting from Rhodes College. He is also a licensed CPA.

Andrew E. Willson

Principal

Mr. Willson joined SouthernSun in 2013. His responsibilities include the research and analysis of investment opportunities, monitoring of existing portfolio companies, and he provides input on portfolio management and construction. Prior to joining SouthernSun, Mr. Willson was an analyst and principal at an investment firm, Wellspring Management, LP. While at Wellspring, Mr. Willson directed research and investments in a broad array of industries and markets in the U.S. and abroad. Prior to joining Wellspring in 2004, he served as a fixed income analyst at Morgan Keegan covering the financial sector. Mr. Willson received a B.A. in History from Auburn University and an M.B.A from Vanderbilt’s Owen School with a concentration in Finance.

Other Funds with Similar Investment Objectives Managed by SouthernSun

The Subadviser currently acts as an investment adviser or subadviser with respect to the following other investment companies registered under the 1940 Act with a similar investment object to that of a Fund:

Name of Fund	Investment Objective/Investment Style	Size of Fund, as of July 31, 2020*	Subadvisory Fee Rate	Fee Waivers and Reimbursements
State Street Institutional Small-Cap Equity Fund	The Fund seeks long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities of small-cap companies.	$1,032,008,221.45	**	N/A

State Street Small-Cap Equity V.I.S. Fund	The Fund seeks long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities of small-cap companies.	$28,704,255.79	**	N/A
*	Size of Fund disclosed is at the Fund level. SouthernSun serves as a subadviser to each of State Street Institutional Small-Cap Equity Fund and State Street Small-Cap Equity V.I.S. Fund.
**	Pursuant to an exemptive order from the SEC, State Street Institutional Small-Cap Equity Fund and State Street Small-Cap Equity V.I.S. Fund are not required to disclose sub-advisory fee rates.

III. Board of Trustees’ Recommendation

At a meeting held via telephone and video conference on June 24, 2020,1 the Board, and separately a majority of the Independent Trustees, approved the New Subadvisory Agreement. The New Subadvisory Agreement was presented for approval because the Former Subadvisory Agreement was expected to terminate in connection with the Transaction.

The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of the New Subadvisory Agreement. In considering the New Subadvisory Agreement, the Trustees reviewed a variety of materials relating to each Fund and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”), other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the New Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services provided by the Subadviser, the Trustees reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. The Trustees reviewed information relating to the Transaction and the role of current SouthernSun personnel under the New Subadvisory Agreement following the Transaction and noted that the role of such personnel would be identical. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for each Fund, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the New Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

Performance. The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the

[1]

The Trustees determined that the conditions surrounding COVID-19 constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange Commission’s (“SEC”) exemptive order, which provides relief from the in-person voting requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the June 24, 2020 meeting that would otherwise require in-person votes under the 1940 Act. The Trustees, including a majority of the Trustees who are not “interested persons” of AMG Funds, undertook to ratify the actions taken pursuant to the In-Person Relief at the Board’s next in-person meeting, consistent with the requirements of the In-Person Relief. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Funds and its discussions with the Subadviser’s management regarding the factors that contributed to the performance of the Funds.

With respect to the Small Cap Fund, among other information relating to the Small Cap Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on March 31, 2014), the Trustees noted that the Small Cap Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Small Cap Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2020 was above, below, below, and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2000 Index. The Trustees took into account management’s discussion of the Small Cap Fund’s performance, including the reasons for the Small Cap Fund’s underperformance relative to the Fund Benchmark and its Peer Group. The Trustees concluded that the Small Cap Fund’s overall performance has been satisfactory in light of the Small Cap Fund’s investment objective, strategies and policies.

With respect to the U.S. Equity Fund, among other information relating to the U.S. Equity Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on March 31, 2014), the Trustees noted that the U.S. Equity Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the U.S. Equity Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2020 and for the period from the U.S. Equity Fund’s inception on April 10, 2012 through March 31, 2020 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2500 Index. The Trustees took into account management’s discussion of the U.S. Equity Fund’s performance, including the reasons for the U.S. Equity Fund’s underperformance relative to the Fund Benchmark and its Peer Group. The Trustees concluded that the U.S. Equity Fund’s overall performance has been satisfactory in light of the U.S. Equity Fund’s investment objective, strategies and policies.

Advisory and Subadvisory Fees; Fund Expenses; Profitability; and Economies of Scale. In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost of providing subadvisory services to each Fund and the resulting profitability to the Subadviser from these relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees further noted that, effective upon the closing of the Transaction, the Subadviser will no longer be affiliated with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under the New Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to the Small Cap Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Small Cap Fund’s distribution) of the Small Cap Fund as of March 31, 2020 were both higher than the average for the Small Cap Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 1, 2021, to limit the Small Cap Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.25%. The Trustees also took into account management’s discussion of the Small Cap Fund’s expenses and competitiveness with comparably sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Subadviser (which was an affiliate of the Investment Manager as of June 24, 2020), the foregoing expense limitation and the considerations noted above with respect to the Subadviser, the Small Cap Fund’s subadvisory fees are reasonable.

With respect to the U.S. Equity Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares of the U.S. Equity Fund as of March 31, 2020 were both higher than the average for the U.S. Equity Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 1, 2021, to limit the U.S. Equity Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.09%.

The Board also took into account management’s discussion of the U.S. Equity Fund’s expenses and competitiveness with comparably sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Subadviser (which was an affiliate of the Investment Manager as of June 24, 2020), the foregoing expense limitation and the considerations noted above with respect to the Subadviser, the U.S. Equity Fund’s subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the New Subadvisory Agreement: (a) the Subadviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement and (b) the Subadviser maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 24, 2020, the Trustees, and separately a majority of the Independent Trustees, voted to approve the New Subadvisory Agreement for each Fund.

IV. Additional Information

The Investment Manager serves as investment manager and administrator of the Trust. The Investment Manager is a subsidiary of AMG. AMG Distributors, Inc. (“AMGDI”), a wholly owned subsidiary of the Investment Manager, serves as distributor of each Fund. The Investment Manager and AMGDI are located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. AMG is located at 777 South Flagler Drive, West Palm Beach, Florida 33401.

The Investment Manager serves as administrator to the Funds under an Amended and Restated Administration Agreement between the Investment Manager and the Trust with respect to the Funds (the “Administration Agreement”). For the fiscal year ended September 30, 2019, the Small Cap Fund paid $240,749 to the Investment Manager and the U.S. Equity Fund paid $243,851 to the Investment Manager under the Administration Agreement. AMGDI serves as the principal distributor and underwriter for the Funds under a Distribution Agreement between the Distributor and the Trust with respect to the Funds, and the Trust has adopted a distribution and services plan with respect to Class N shares of each Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act. For the fiscal year ended September 30, 2019, Class N shares of the Small Cap Fund paid $111,678 under the Plan and Class N shares of the U.S. Equity Fund paid $14,812 under the Plan. The Investment Manager and Distributor will continue to provide these administrative and distribution services, respectively, to the Funds after the closing of the Transaction and the effectiveness of the New Subadvisory Agreement.

Financial Information

The Funds’ most recent annual and semi-annual reports are available upon request, without charge, by writing to AMG Funds LLC, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, by calling 1-800-548-4539, or by accessing the Funds’ website at www.amgfunds.com.

Shareholders Sharing the Same Address

The Funds will mail only one copy of this information statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Funds have received contrary instructions from one or more of the shareholders. If you need additional copies of this information statement and you are a holder of record of your shares, please call the Funds at 1-800-548-4539. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this information statement. If in the future you do not want the mailing of information statements to be combined with those of other members of your household, or if you have received multiple copies of this information statement and want future mailings to be combined with those of other members of your household, please contact the Funds in writing at AMG Funds, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, or by telephone at 1-800-548-4539, or contact your financial service firm. The Funds undertake to deliver promptly upon written or oral request a separate copy of this information statement to a security holder at a shared address to which a single copy of the document was delivered.

Beneficial Owners and Management Ownership

As of August 21, 2020, the following persons or entities owned beneficially or of record 5% or more of the outstanding shares of each class of each Fund:

AMG SouthernSun Small Cap Fund

Name and Address	Number of Shares Owned	Percentage of Class

Class N

National Financial Services, LLC 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	711,412.204	46.53%

Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers 101 Montgomery Street San Francisco, California 94104-4151	377,385.753	24.68%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	82,140.068	5.37%

Class I

National Financial Services, LLC* 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	2,448,723.199	39.50%

Charles Schwab & Co. Inc.* Special Custody Account for the Benefit of Customers 101 Montgomery Street San Francisco, California 94104-4151	2,115,181.221	34.12%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	400,312.568	6.46%

Comerica Bank FBO Calhoun P.O. Box 75000 Detroit, Michigan 48275	364,282.304	5.88%

AMG SouthernSun U.S. Equity Fund

Name and Address	Number of Shares Owned	Percentage of Class

Class N

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street PO8 Minneapolis, Minnesota 55402-1110	108,553.563	25.83%

National Financial Services, LLC 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	107,158.657	25.50%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	68,477.888	16.29%

Name and Address	Number of Shares Owned	Percentage of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	33,940.887	8.08%

Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers 101 Montgomery Street San Francisco, California 94104-4151	31,747.761	7.55%

Class I

Comerica Bank FBO Dingle – ERISA P.O. Box 75000 Detroit, Michigan 48275	434,486.677	14.62%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	418,882.530	14.09%

Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers 101 Montgomery Street San Francisco, California 94104-4151	332,162.089	11.18%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street PO8 Minneapolis, Minnesota 55402-1110	319,892.000	10.76%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	232,692.809	7.83%

JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center, 3rd Floor Mutual Fund Department Brooklyn, New York 11245	169,519.323	5.70%

Saxon & Co. FBO P.O. Box 7780-1888 Philadelphia, Pennsylvania 19182-0001	166,588.340	5.61%

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Funds as of August 21, 2020, and therefore may be presumed to “control” such Funds under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of August 21, 2020, “controlled” (within the meaning of the 1940 Act) either of the Funds. A person or entity that “controls” a Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of August 17, 2020, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially less than 1% of the outstanding shares of each class of each Fund.

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of SouthernSun or any of its parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by SouthernSun or any of its parents or subsidiaries. Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Funds. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

September 4, 2020

By Order of the Trustees,

/s/ Mark J. Duggan

Mark J. Duggan

Secretary

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Exhibit A

Subadvisory Agreement

SUBADVISORY AGREEMENT

AGREEMENT made as of the 13th day of August, 2020, between AMG FUNDS LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830 (the “Adviser”) and SOUTHERNSUN ASSET MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business at 240 Madison Avenue, Suite 700, Memphis, Tennessee 38103 (the “Subadviser”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, AMG FUNDS, a Massachusetts business trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust currently offers shares in two series, AMG SouthernSun Small Cap Fund (the “SouthernSun Small Cap Fund”) and AMG SouthernSun U.S. Equity Fund (the “SouthernSun U.S. Equity Fund”), such series together with all other series subsequently established by the Trust with respect to which the Subadviser renders management and investment advisory services pursuant to the terms of this Agreement, being herein collectively referred to as the “Funds” and individually as a “Fund”; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated as of October 19, 1999, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Funds.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUBADVISER.

(a) AMG SouthernSun Small Cap Fund. The Adviser hereby employs the Subadviser to provide investment advisory services to the SouthernSun Small Cap Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b) AMG SouthernSun U.S. Equity Fund. The Adviser hereby employs the Subadviser to provide investment advisory services to the SouthernSun U.S. Equity Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(c) Additional Funds. In the event that the Trust establishes one or more series of shares other than SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund with respect to which the Adviser desires to retain the Subadviser to render investment advisory services hereunder, the Adviser shall so notify the Subadviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Subadviser is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.

2.	DUTIES OF ADVISER AND SUBADVISER.

(i) Delivery of Documents. The Adviser has furnished the Subadviser with true copies of each of the following:

(a) The Trust’s Amended and Restated Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts and all amendments and supplements thereto (such Amended and Restated Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b) The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of each Fund;

(d) The Trust’s Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 333-84639 and 811-09521) with respect to the Funds as filed with the Securities and Exchange Commission (the “SEC”), and all amendments thereto (the “Registration Statement”);

(e) The most recent prospectus (each such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of each Fund;

(f) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Funds; and

(g) Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Funds.

The Adviser will furnish the Subadviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadviser hereunder with respect to the SouthernSun Small Cap Fund or the SouthernSun U.S. Equity Fund or any other series of the Trust that hereafter becomes a Fund hereunder.

(ii) The Subadviser, at its own expense, shall furnish the following services to the Trust with respect to each Fund:

(a) Investment Program. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadviser will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions.

The Subadviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadviser has investment management responsibility, provided that such authority may be revoked in whole or in part by the Adviser at any time upon notice to the Subadviser and provided further that the exercise of such authority shall be subject to review by the Adviser and the Trustees of the Trust. The Subadviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Adviser or the Trust may designate from time to time. The Subadviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of a Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any Fund.

(b) Portfolio Transactions. In connection with the management of the investment and reinvestment of each Fund, the Subadviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadviser with respect to the Fund and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadviser may buy securities for a Fund at the same time it is selling such securities for another client account and may sell securities for a Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between a Fund and such other account if it deems this to be advantageous. The Subadviser also may cause a Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the subject Fund and to such clients.

The Subadviser will advise a Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadviser giving proper instructions to the custodian, the Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Funds may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadviser shall refrain from purchasing such securities for a Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadviser shall not be liable to the Fund for so acting. In addition, the Subadviser agrees that it shall not direct portfolio transactions for a Fund through any broker or dealer that is an “affiliated person” of the Subadviser (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) without the prior written approval of the Adviser and in no event shall the Subadviser direct portfolio transactions on behalf of the Fund to any broker/dealer in recognition of sales of shares of any investment company or receipt of research or other service without prior written approval of the Adviser. The Adviser agrees that it will provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Funds.

(c) Reports. The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may reasonably request with respect to matters relating to the duties of the Subadviser set forth herein.

3.	SUBADVISORY FEE.

For the services to be provided by the Subadviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadviser an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which the Agreement is in effect, and the fee shall be computed during the average daily net assets of such Fund for the days during which it is in effect.

4.	EXPENSES.

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. The Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which any Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which any Fund is a party.

5.	COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadviser

(i) shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii) acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii) agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6.	LIABILITY OF SUBADVISER; INDEMNIFICATION.

Neither the Subadviser nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadviser’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadviser or its Related Persons.

The Adviser shall indemnify the Subadviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadviser or any of its Related Persons.

7.	REPRESENTATIONS AND WARRANTIES.

(a) Adviser. The Adviser represents and warrants to the Subadviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b) Subadviser. The Subadviser represents and warrants to the Adviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the Subadviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadviser and when executed and delivered by the Subadviser will be the legal, valid and binding obligation of the Subadviser, enforceable against the Subadviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8.	DURATION AND TERMINATION OF THIS AGREEMENT.

(a) Duration. This Agreement shall become effective with respect to SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund on or about August 13, 2020 (the “Effective Date”) and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Subadviser in accordance with Paragraph 1(c) hereof that the Subadviser is willing to serve as Subadviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date with respect to the SouthernSun Small Cap Fund and the SouthernSun U.S. Equity Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b) Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both (i) by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose, and (ii) to the extent required by the 1940 Act, by the holders of a majority of the outstanding voting securities of the Trust in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(c) Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by the Adviser upon written notice to the Subadviser and the Trust, (ii) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund on not more than 60 days’ written notice to the Subadviser, or (iii) by the Subadviser upon sixty (60) days’ prior written notice to the Adviser and the Trust. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser or such other steps as the Trustees of the Trust may deem appropriate.

(e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.	SERVICES NOT EXCLUSIVE.

The services of the Subadviser to the Adviser in connection with the Funds hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10.	RESERVATION OF NAME.

The parties hereby acknowledge that AMG Funds LLC and its affiliates have reserved the right to grant the nonexclusive use of the names “AMG”, “AMG Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the names “AMG” or “AMG Funds.” The name “AMG” or “AMG Funds” will continue to be used by the Trust so long as such use is mutually agreeable to AMG Funds LLC and the Trust. The Subadviser and the Trust acknowledge that the Trust shall cease using the name “AMG” or “AMG Funds” as a part of the Trust’s name and that the Subadviser, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “AMG” or “AMG Funds.” Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, AMG Funds LLC consents to the use of its name, including in connection with the name of the Trust or a Fund, in a representative client list in connection with the completion of marketing materials.

11.	MISCELLANEOUS.

(a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy, e-mail transmission or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	AMG Funds LLC
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
Facsimile No.: 203-299-3580
E-mail: amgfcco@amg.com
Attention: Legal and Compliance Department

Subadviser:	SouthernSun Asset Management, LLC
240 Madison Avenue, Suite 700
Memphis, Tennessee 38103
Facsimile No.: 401-341-2701
E-mail: compliance@southernsunam.com
Attention: Compliance and Legal

(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without regard to conflicts of law principles. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(d) Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed as of the date first set forth above.

AMG FUNDS LLC

By:	/s/ Keitha L. Kinne
	Name:	Keitha L. Kinne
	Title:	Chief Operating Officer

SOUTHERNSUN ASSET MANAGEMENT, LLC

By:	/s/ William P. Halliday
Name: William P. Halliday
Title: Chief Operating Officer

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

AMG FUNDS

By:	/s/ Thomas Disbrow
	Name:	Thomas Disbrow
	Title:	Treasurer, Chief Financial Officer and Principal Financial Officer

SCHEDULE A

AMG SouthernSun Small Cap Fund

The Adviser shall pay to the Subadviser an annual gross investment Subadvisory fee equal to 0.60% per annum of the average daily net assets of SouthernSun Small Cap Fund. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

The Subadviser may voluntarily waive all or a portion of the Subadvisory fee payable from time to time hereunder. The Adviser agrees that, during any period in which the Subadviser has voluntarily waived all or a portion of the Subadvisory fee hereunder, if requested by the Subadviser, the Adviser will waive an equal amount (or such lesser amount as the Subadviser may request) of the advisory fee payable by the Trust to the Adviser with respect to SouthernSun Small Cap Fund under the Advisory Agreement.

Subject to the Subadviser’s prior written consent, the Subadviser agrees that, during any period in which the Adviser has waived all or a portion of the advisory fee payable by the Trust to the Adviser under the Advisory Agreement with respect to SouthernSun Small Cap Fund, the Subadviser will waive a pro rata share (or such lesser share as the Adviser may request) of the Subadvisory fee payable hereunder with respect to SouthernSun Small Cap Fund, such that the amount waived by the Subadviser shall bear the same ratio to the total amount of the subadvisory fees payable hereunder with respect to SouthernSun Small Cap Fund as the amount waived by the Adviser bears to all fees payable to the Adviser under the Advisory Agreement with respect to SouthernSun Small Cap Fund.

The Adviser agrees that, in addition to any amounts otherwise payable to the Subadviser with respect to SouthernSun Small Cap Fund hereunder, the Adviser shall pay the Subadviser all amounts previously waived by or otherwise reimbursed by the Subadviser with respect to SouthernSun Small Cap Fund to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement, it being further agreed that, with respect to any such amounts subsequently paid by the Trust to the Adviser, the amount to be paid by the Adviser to the Subadviser shall bear the same ratio to the total amount paid by the Trust as the total amount previously waived by the Subadviser bears to the total amount of the fees previously waived by the Adviser under the Advisory Agreement with respect to SouthernSun Small Cap Fund.

The Subadviser agrees that, during any period in which the Adviser has agreed to pay or reimburse the Trust for expenses of SouthernSun Small Cap Fund, if requested by the Adviser, the Subadviser shall pay or reimburse the Adviser for the entire amount of all such expenses of SouthernSun Small Cap Fund (or such lesser amount as the Adviser may request). The Adviser agrees that, in addition to any amounts otherwise payable to the Subadviser with respect to SouthernSun Small Cap Fund hereunder, the Adviser shall pay the Subadviser all amounts previously paid or reimbursed by the Subadviser with respect to SouthernSun Small Cap Fund to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Expense Limitation Agreement.

AMG SouthernSun U.S. Equity Fund

The Adviser shall pay to the Subadviser an annual gross investment Subadvisory fee equal to 0.60% per annum of the average daily net assets of SouthernSun U.S. Equity Fund. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

The Subadviser may voluntarily waive all or a portion of the Subadvisory fee payable from time to time hereunder. The Adviser agrees that, during any period in which the Subadviser has voluntarily waived all or a portion of the Subadvisory fee hereunder, if requested by the Subadviser, the Adviser will waive an equal amount (or such lesser amount as the Subadviser may request) of the advisory fee payable by the Trust to the Adviser with respect to SouthernSun U.S. Equity Fund under the Advisory Agreement.

Subject to the Subadviser’s prior written consent, the Subadviser agrees that, during any period in which the Adviser has waived all or a portion of the advisory fee payable by the Trust to the Adviser under the Advisory Agreement with respect to SouthernSun U.S. Equity Fund, the Subadviser will waive a pro rata share (or such lesser share as the Adviser may request) of the Subadvisory fee payable hereunder with respect to SouthernSun U.S. Equity Fund, such that the amount waived by the Subadviser shall bear the same ratio to the total amount of the subadvisory fees payable hereunder with respect to SouthernSun U.S. Equity Fund as the amount waived by the Adviser bears to all fees payable to the Adviser under the Advisory Agreement with respect to SouthernSun U.S. Equity Fund.

The Adviser agrees that, in addition to any amounts otherwise payable to the Subadviser with respect to SouthernSun U.S. Equity Fund hereunder, the Adviser shall pay the Subadviser all amounts previously waived by or otherwise reimbursed by the Subadviser with respect to SouthernSun U.S. Equity Fund to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement, it being further agreed that, with respect to any such amounts subsequently paid by the Trust to the Adviser, the amount to be paid by the Adviser to the Subadviser shall bear the same ratio to the total amount paid by the Trust as the total amount previously waived by the Subadviser bears to the total amount of the fees previously waived by the Adviser under the Advisory Agreement with respect to SouthernSun U.S. Equity Fund.

The Subadviser agrees that, during any period in which the Adviser has agreed to pay or reimburse the Trust for expenses of SouthernSun U.S. Equity Fund, if requested by the Adviser, the Subadviser shall pay or reimburse the Adviser for the entire amount of all such expenses of SouthernSun U.S. Equity Fund (or such lesser amount as the Adviser may request). The Adviser agrees that, in addition to any amounts otherwise payable to the Subadviser with respect to SouthernSun U.S. Equity Fund hereunder, the Adviser shall pay the Subadviser all amounts previously paid or reimbursed by the Subadviser with respect to SouthernSun U.S. Equity Fund to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Expense Limitation Agreement.

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